Details of Significant Accounts - Summary of Provisions Decommissioning Liabilities (Details) - Provision for Decommissioning Restoration and Rehabilitation Costs $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 TWD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 TWD ($)
Disclosure Of Other Provisions [Line Items]
Beginning balance	$ 6,432	$ 229	$ 6,922
Unused amount reversed	0	0	(490)
Ending balance	$ 6,432	$ 229	$ 6,432